UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04722

Provident Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188

(Address of principal executive offices) (Zip code)

J. Scott Harkness
Provident Trust Company
N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188

(Name and address of agent for service)

1-855-739-9950

    (Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

Annual Report
September 30, 2013

Provident Trust Strategy Fund
(PROVX)

A NO-LOAD MUTUAL FUND

TABLE OF CONTENTS

Letter to Shareholders	2

Expense Example	4

Management’s Discussion of Fund Performance	5

Schedule of Investments	7

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	18

Directors and Officers	19

Tax Information	20

Notice of Privacy Policy & Practices	21

Provident Trust Strategy Fund
Letter to Shareholders (Unaudited)

October 1, 2013

Dear Fellow Provident Trust Strategy Fund Shareholders,

PROVX gained +14.24% for the nine months ended September vs. the S&P 500’s +19.79%. During Provident’s tenure as Portfolio Manager (September 9, 2002), PROVX gained +150.94% cumulatively vs. +133.15% for the S&P 500. Our 78% equity position hindered nine month investment results vs. the 100% equity S&P 500. UnitedHealth, TJX Companies, and Visa were our best nine month performers, each gaining 30%+, while Oracle (sold in 3Q) and Fastenal underperformed. Our growth at a reasonable valuation strategy allows us to be patient with negative interim investment returns as long as the business fundamentals remain intact. Cognizant, our worst six months to June performer, rebounded over 30% in the September quarter. PROVX remains a concentrated Fund with the ten largest equity holdings representing 64% of total Fund assets.

Chart 1, Source: Wall Street Journal

We manage PROVX to serve as the core, or sole, investment for investors seeking growth of inflation-adjusted purchasing power over successive investment cycles, which we define as a 5-7 year period including a greater than 20% stock market decline and a greater than 30% stock market advance.

American energy innovation/conservation is a primary component of our positive investment outlook. Over the past 40 years, America’s GDP grew 3X, while overall oil use declined. American oil consumption dropped 14% since 2005 (WSJ). Domestic utility rates declined 4% since 2005 vs. significant rate rises in Europe and Japan (chart 2), aiding our manufacturing competitiveness in an increasingly one-market world. The Financial Times reports natural gas substitution for oil (trains and trucks) could total 3.5MM BOD (barrels of oil a day) by 2020, or over 4% of world oil demand.

We are raising our forecast for 2014 S&P 500 earnings to $115 and increasing our target P/E range to 15-20X to reflect sustained modest inflation over the past two decades (chart 1), which results in an estimated 2014 S&P 500 price range of 1750-2300. 10-year Treasury yields rose from 1.6% to 2.6% since May, a sign of an economic “pulse,” bringing the Treasury yield back to its historical parity with nominal GDP. We increased our 10-year Treasury yield range to 2-3% through 2014. Intermediate maturity bonds yielding almost 3% (up from 1% in May) are an attractive investment alternative compared to 0% money market yields.

Chart 2, Source:
Financial Times

Investors searching for yield and growth of income should consider stocks. The dividends of the companies that comprise the S&P 500 have doubled since 2000, and we forecast a further 14% increase in 2014 to $40, placing the stock market’s dividend yield almost at parity with the current 10-year Treasury yield. The 6.5% S&P 500 earnings yield remains above the fixed income alternatives.

During the September quarter we eliminated Oracle due to declining fundamentals and purchased a Goldman Sachs Group 5 year bond.

Thank you for your investment in and support of the Provident Trust Strategy Fund.

Best regards,

J. Scott Harkness, CFA
President

Distribution: The Fund’s Board of Directors has declared a distribution effective December 20, 2013, payable on December 20, 2013 to shareholders of record on December 19, 2013.  The distribution amounts will be determined at that time and will be posted to the Fund’s website when available.

The Fund’s 1-year and annualized 5-year and 10-year returns through September 30, 2013 were: 14.40%, 8.36% and 8.85%, respectively.

The S&P 500, the Fund’s benchmark index, 1-year and annualized 5-year and 10-year returns through September 30, 2013 were: 19.34%, 10.02% and 7.57%, respectively.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance since the above time period may be higher or lower than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.provtrust.com.

As of the Fund’s Prospectus dated January 31, 2013, the Fund’s annual operating expense ratio is 0.95%.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.

Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund may invest in smaller and medium sized companies, which involve additional risk such as more limited liquidity and greater volatility.

Please see page 8 for the Schedule of Investments. Fund holdings are subject to change and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

P/E ratio: The weighted average of the price/earnings ratios of the stocks in the index based on earnings per share.

PEG ratio: A stock’s price to earnings ratio divided by the growth rate of its earning for a specified time period.

Earnings per Share (EPS): The portion of a company’s stock allocated to each outstanding share of common stock.

The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time. It is not possible to invest directly into an index.

Earnings growth is not a measure of the fund’s future performance.

Must be preceded or accompanied by a Prospectus.

Provident Trust Strategy Fund
Expense Example (Unaudited)

As a shareholder of the Provident Trust Strategy Fund, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Provident Trust Strategy Fund	4/01/13	9/30/13	4/01/13-9/30/13
Actual	$1,000.00	$1,067.00	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2013 and September 30, 2013).

Provident Trust Strategy Fund
Industry Sectors (Unaudited)
Percentage of Net Assets
September 30, 2013

Management’s Discussion of Fund Performance (Unaudited)

As of September 30, 2013, PROVX gained +14.24% for the nine months ended September vs. the S&P 500’s +19.79%. During Provident’s tenure as Portfolio Manager (September 9, 2002), PROVX gained +150.94% cumulatively vs. +133.15% for the S&P 500. Our 78% equity position hindered nine month investment results vs. the 100% equity S&P 500. UnitedHealth, TJX Companies and Visa were our best nine month performers, each gaining 30%+, while Oracle (sold in 3Q) and Fastenal underperformed. Our growth at a reasonable valuation strategy allows us to be patient with negative interim investment returns as long as the business fundamentals remain intact. Cognizant, our worst six months to June performer, rebounded over 30% in the September quarter. PROVX remains a concentrated Fund with the ten largest equity holdings representing 64% of total Fund assets. We are raising our forecast for 2014 S&P 500 earnings to $115 and increasing our target P/E range to 15-20X to reflect sustained modest inflation over the past two decades, which results in an estimated 2014 S&P 500 price range of 1750-2300. 10-year Treasury yields rose from 1.6% to 2.6% since May, a sign of an economic “pulse”, bringing the Treasury yield back to its historical parity with nominal GDP. We increase our 10-year Treasury yield range to 2-3% through 2014. Intermediate maturity bonds yielding almost 3% (up from 1% in May) are an attractive investment alternative compared to 0% money market yields. Investors searching for yield and growth of income should consider stocks. The dividends of the companies that comprise S&P 500 have doubled since 2000, and we forecast a further 14% increase in 2014 to $40, placing the stock market’s dividend yield almost at parity with the current 10-year Treasury yield. The 6.5% S&P 500 earnings yield remains above the fixed income alternatives.  During the quarter, we purchased a Goldman Sachs Group 5 year bond, and eliminated Oracle common stock due to declining fundamentals.

Provident Trust Strategy Fund
Management’s Discussion of Fund Performance (Unaudited) (Continued)

Comparison of Change in Value of $10,000 Investment in
Provident Trust Strategy Fund* and
Standard & Poor’s 500 Stock Index**

AVERAGE ANNUAL TOTAL RETURN

	1-Year	5-Year	10-Year
Provident Trust Strategy Fund	14.40%	8.36%	8.85%
S&P 500 Index	19.34%	10.02%	7.57%

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	From October 15, 2001 through August 31, 2012, Fiduciary Management, Inc. was the investment adviser.

Beginning September 9, 2002, Provident Trust Company became the Fund’s sub-adviser.

On August 31, 2012, Provident Trust Company became the investment adviser.

The Fund changed its fiscal year from June 30 to September 30 in 2005.

**
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Provident Trust Strategy Fund
Schedule of Investments
September 30, 2013

Shares		Cost	Value

LONG-TERM INVESTMENTS – 82.5%(a)

COMMON STOCKS – 78.6%(a)

	Computer Services – 13.7%
106,000	Accenture PLC	$3,082,436	$7,805,840
189,980	Cognizant Technology Solutions Corp.*	6,486,763	15,601,158
		9,569,199	23,406,998

	Distribution/Wholesale – 3.2%
110,000	Fastenal Co.	2,804,669	5,527,500

	Engineering/Research &
	Development Services – 5.9%
175,000	Jacobs Engineering Group, Inc.*	6,288,395	10,181,500

	Finance, Credit Card – 7.6%
68,160	Visa Inc.	4,501,225	13,025,376

	Investment Management/
	Advisory Services – 5.0%
169,980	Franklin Resources, Inc.	6,138,107	8,592,489

	Medical, Health
	Maintenance Organization – 2.7%
65,000	UnitedHealth Group Inc.	3,450,955	4,654,650

	Oil & Gas Drilling – 6.2%
154,000	Helmerich & Payne, Inc.	8,638,581	10,618,300

	Oil Companies,
	Exploration & Production – 5.5%
110,000	Apache Corporation	9,943,435	9,365,400

	Pharmacy Services – 6.7%
185,000	Express Scripts Holding Company*	5,169,793	11,429,300

	Retail – Pet Food & Supplies – 3.7%
82,680	Petsmart, Inc.	5,125,268	6,305,177

	Retail, Major Department Stores – 5.3%
160,850	The TJX Companies, Inc.	2,410,733	9,070,331

	Super-Regional Banks –
	United States – 6.3%
150,000	PNC Financial Services Group, Inc.	8,257,433	10,867,500

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Schedule of Investments (Continued)
September 30, 2013

Shares or
Principal
Amount		Cost	Value

LONG-TERM INVESTMENTS – 82.5%(a) (Continued)

COMMON STOCKS – 78.6%(a) (Continued)

	Web Portals/Internet
	Service Providers – 6.8%
13,400	Google Inc.*	$7,311,393	$11,737,194
	Total common stocks	79,609,186	134,781,715

CORPORATE BONDS – 3.9%(a)

	Investment Banking and
	Securities Dealing – 3.9%
$6,664,000	The Goldman Sachs Group, Inc.,
	2.90%, due 07/19/18	6,654,031	6,717,539
	Total corporate bonds	6,654,031	6,717,539
	Total long-term investments	86,263,217	141,499,254

SHORT-TERM INVESTMENTS – 17.6%(a)

	Money Market Fund – 17.6%
30,090,029	Invesco Treasury Portfolio, 0.02%^	30,090,029	30,090,029
	Total short-term investments	30,090,029	30,090,029
	Total investments – 100.1%	$116,353,246	171,589,283
	Liabilities, less other assets – (0.1%) (a)		(181,407)
	TOTAL NET ASSETS – 100.0%		$171,407,876

(a)	Percentages for the various classifications relate to net assets.
*	Non-income producing security.
^	The rate quoted is the annualized 7 day yield as of September 30, 2013.
PLC – Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Statement of Assets and Liabilities
September 30, 2013

ASSETS:
Investments in securities, at value (cost $116,353,246)	$171,589,283
Receivable from shareholders for purchases	45,271
Dividends & interest receivable	55,960
Prepaid expenses	21,712
Total assets	171,712,226

LIABILITIES:
Payable to shareholders for redemptions	$147,649
Payable to adviser for management fees	90,797
Payable to directors	4,990
Other liabilities	60,914
Total liabilities	304,350

Net assets	$171,407,876

NET ASSETS:
Capital Stock, $0.01 par value; 300,000,000 shares
authorized; 16,559,667 shares outstanding	$113,898,093
Net unrealized appreciation on investments	55,236,037
Accumulated net realized gain on investments	2,523,756
Undistributed net investment loss	(250,010)
Net assets	$171,407,876

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
($171,407,876 ÷ 16,559,667) shares outstanding)	$10.35

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statement of Operations
For the Year Ended September 30, 2013

INCOME:
Dividends	$1,496,084
Interest	166,469
Total investment income	1,662,553

EXPENSES:
Management fees	1,085,025
Transfer agent fees	175,118
Administrative and accounting services	139,064
Professional fees	115,602
Registration fees	36,585
Printing and postage expense	26,264
Board of directors fees	24,415
Custodian fees	15,027
Other expenses	59,895
Total expenses	1,676,995
NET INVESTMENT LOSS	(14,442)

NET REALIZED GAIN ON INVESTMENTS	2,588,412
NET INCREASE IN UNREALIZED
APPRECIATION ON INVESTMENTS	19,923,744
NET GAIN ON INVESTMENTS	22,512,156
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$22,497,714

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statements of Changes in Net Assets
For the Years Ended September 30, 2013 and 2012

	2013	2012
OPERATIONS:
Net investment (loss) income	$(14,442)	$378,688
Net realized gain on investments	2,588,412	7,363,275
Net increase in unrealized
appreciation on investments	19,923,744	20,135,931
Net increase in net assets
from operations	22,497,714	27,877,894

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net
investment income ($0.02784
and $0.00715 per share, respectively)	(489,558)	(124,698)
Distributions from net realized gains
($0.2324 per share)	(4,064,179)	—
Total distributions	(4,553,737)	(124,698)

FUND SHARE ACTIVITIES:
Proceeds from shares issued (2,147,554
and 5,525,126 shares, respectively)	20,703,413	48,943,522
Net asset value of shares issued in
distributions reinvested (522,166
and 14,959 shares, respectively)	4,519,608	123,863
Cost of shares redeemed (3,988,630
and 4,430,755 shares, respectively)	(38,444,292)	(38,617,720)
Net (decrease) increase in net assets
derived from Fund share activities	(13,221,271)	10,449,665
TOTAL INCREASE	4,722,706	38,202,861

NET ASSETS AT THE BEGINNING
OF THE YEAR	166,685,170	128,482,309
NET ASSETS AT THE END
OF THE YEAR (Includes undistributed
net investment (loss) income of ($250,010)
and $253,990, respectively)	$171,407,876	$166,685,170

The accompanying notes to financial statements are an integral part of these statements.

Provident Trust Strategy Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2013	2012	2011	2010	2009
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year	$9.32	$7.66	$7.94	$7.36	$7.19
Income from investment operations:
Net investment (loss) income	(0.00)*	0.02	(0.00)*	0.01	(0.00)*
Net realized and unrealized
gains (loss) on investments	1.29	1.65	(0.28)	0.58	0.20
Total from investment operations	1.29	1.67	(0.28)	0.59	0.20
Less distributions:
Distributions from
net investment income	(0.03)	(0.01)	—	(0.01)	(0.03)
Distributions from net realized gains	(0.23)	—	—	—	—
Total from distributions	(0.26)	(0.01)	—	(0.01)	(0.03)
Net asset value, end of year	$10.35	$9.32	$7.66	$7.94	$7.36

TOTAL RETURN	14.40%	21.78%	(3.53%)	8.04%	2.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	$171,408	$166,685	$128,482	$115,761	$99,866
Ratio of expenses to average net assets:
Before expense reimbursement	1.00%	0.95%	0.98%	1.07%	1.17%
After expense reimbursement	1.00%	0.95%	0.98%	1.00%	1.00%
Ratio of net investment (loss) income
to average net assets (a)	(0.01%)	0.26%	(0.01%)	0.07%	(0.04%)
Portfolio Turnover Rate	9%	33%	28%	51%	47%

*	Amount is less than $0.005 per share.
(a)	If the Fund had paid all of its expenses for the years ended September 30, 2010 and 2009, the ratios would have been 0.00% and (0.21%), respectively.

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Notes to Financial Statements
September 30, 2013

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Provident Mutual Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company consists of one non-diversified fund – Provident Trust Strategy Fund (the “Fund”). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

The investment objective of the Fund is long-term growth of capital.

(a)
Each security, excluding short-term investments with maturities of 60 days or less, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter, bonds and short-term securities with greater than 60 days to maturity are valued at the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of September 30, 2013, there were no securities that were internally fair valued. For financial reporting purposes, investment transactions are recorded on the trade date.

In determining fair value, the Fund uses various valuation approaches. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2013

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2013, based on the inputs used to value them:

Investments
Valuation Inputs	in Securities
Level 1 — Common Stocks	$134,781,715
Short-Term Money Market Fund	30,090,029
Total Level 1	164,871,744
Level 2 — Long-Term Corporate Bonds	6,717,539
Level 3 —	—
Total	$171,589,283

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. During the year ended September 30, 2013, the Fund recognized no transfers to/from level 1 or level 2. The Fund did not invest in any level 3 investments during the year.

See the Schedule of Investments for investments detailed by industry classification.

(b)
The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities. For the year ended September 30, 2013 there were no such securities.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. During the year, a change was made to record the amortization and accretion of the discounts and premiums on securities purchased using the effective interest method in accordance with GAAP, which is not materially different than the method previously used by the Fund.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2013

(e)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Wisconsin, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2013, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2013, open federal tax years include the tax years ended September 30, 2010 through 2013. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that certain components of net assets relating to permanent differences be reclassified for financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended September 30, 2013, the Fund had no reclassifications.

(2)	Investment Adviser and Advisory Agreement and Transactions With Related Parties

The Company, on behalf of the Fund, entered into an investment advisory agreement (the “Advisory Agreement”) with Provident Trust Company (“PTC”), with whom certain officers and a director of the Fund are affiliated, to serve as the investment adviser. Under the terms of the Advisory Agreement, the Fund pays 0.75% on the first $30,000,000 of the daily net assets, 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2013

$100,000,000. The Fund is responsible for paying a share of the compensation, benefits and expenses of its Chief Compliance Officer. For administrative convenience, the adviser initially makes these payments and is later reimbursed by the Fund.

Pursuant to an expense cap/reimbursement agreement between PTC and the Company, PTC has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis. The expense cap/reimbursement agreement will continue in effect until January 31, 2014 with successive renewal terms of one year unless terminated by PTC or the Company prior to any such renewal. PTC is entitled to recoup such amounts from the Fund for a period of up to three years from the date PTC reduced its compensation and/or assumed expenses for the Fund. For the year ended September 30, 2013, no such expenses were waived.

The Fund adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may charge a distribution and service fee equal to 0.25% (on an annualized basis) of the Fund’s average daily net assets. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 2013, no such expenses were charged to shareholders.

Under the Company’s organizational documents, each director, officer, employee or other agent of the Company is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Company, on behalf of the Fund, enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2013, approximately 15% of the outstanding shares of the Fund are owned by PTC.

(3)	Credit Agreement

For the period February 26, 2013 through September 30, 2013, the Fund entered into a line of credit in the amount of $4,800,000, maturing February 1, 2014. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions in connection with shareholder redemptions. Under the

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2013

terms of the loan agreement, interest would be accrued at prime rate minus one percent or 2.25% (as of September 30, 2013). The credit facility was with U.S. Bank, N.A., the Fund’s custodian. During the period February 26, 2013 through September 30, 2013, the Fund did not utilize the line of credit.

(4)	Distributions to Shareholders

Net investment income and net realized gains, if any, are distributed to shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date.

(5)	Investment Transactions

For the year ended September 30, 2013, purchases and proceeds of sales of investment securities (excluding short-term securities) were $11,779,299 and $27,097,878, respectively.

(6)	Income Tax Information

The following information for the Fund is presented on an income tax basis as of September 30, 2013:

			Net		Distributable
	Gross	Gross	Unrealized	Distributable	Long-Term	Other
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Capital	Accumulated
Investments	Appreciation	Depreciation	on Investments	Income	Gains	(Losses)
$116,413,338	$55,882,135	$(706,190)	$55,175,945	$—	$2,583,848	$(250,010)

The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2013 and 2012 are:

September 30, 2013		September 30, 2012
	Long-Term		Long-Term
Ordinary	Capital	Ordinary	Capital
Income	Gains	Income	Gains
Distributions	Distributions	Distributions	Distributions
$489,558	$4,064,179	$124,698	$—

The Fund is permitted, for tax purposes, to defer into its next fiscal year any net investment losses incurred from January 1st through the end of the fiscal year.  As of September 30, 2013, the Fund deferred, on a tax basis, post-December losses of $250,010.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Provident Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, of Provident Mutual Funds, Inc., comprising Provident Trust Strategy Fund (the “Fund”), including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Fund’s financial highlights for the years ended on or prior to September 30, 2011, were audited by other auditors whose report dated October 31, 2011, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Provident Trust Strategy Fund as of September 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
November 15, 2013

Provident Trust Strategy Fund
Directors and Officers (Unaudited)

Independent Directors

				Number of	Other
				Portfolios	Directorships
	Position(s)	Term of	Principal	in Fund	Held by
	Held	Office and	Occupation(s)	Complex	Director
Name,	with the	Length of	During Past	Overseen	During the
Address* and Age	Company	Time Served	Five Years	by Director	Past 5 Years

John F. Hensler	Independent	Indefinite;	Executive Vice	1	Allin Corporation
Age: 52	Director	since	President and		since 2009.
	and	August 31,	Chief Financial
	Chairman	2012	Officer of The
Hawthorne Group
(a private investment
and management
company) since 1987.

Douglas C. Malmquist	Independent	Indefinite;	President of DCM	1	Research
Age: 59	Director	since	and Associates (which		Products
		August 31,	invests in startup		Corporation
		2012	companies) since 2005.		since 1998.

Robert H. Manegold	Independent	Indefinite;	Retired; Formerly	1	Selzer-Ornst
Age: 60	Director	since	executive at Selzer-		Construction
		August 31,	Ornst Construction		Company, Inc.
		2012	Company, Inc.		since 2004.
(2003-2004).

Interested Director
Thomas N. Tuttle, Jr.**	Interested	Indefinite;	Vice President,	1	None.
Age: 48	Director	since	Secretary, Director
		August 31,	and Chief
		2012	Compliance Officer
of Provident Trust
Company since
December 2010;
President of The
Private Bank N.A.
(2008-2010);
Managing Director
and Senior Trust
Officer, The Private
Bank and Trust
Company (2004-2008).

Provident Trust Strategy Fund
Directors and Officers (Unaudited) (Continued)

Principal Officers

	Position(s)	Term of
	Held	Office and
Name,	with the	Length of	Principal Occupation(s)
Address* and Age	Company	Time Served	During Past 5 Years

J. Scott Harkness	President	Since September 4,	Chief Executive Officer of Provident
Age: 58		2012, (elected by	Trust Company
the Board annually)

Michael A. Schelble	Treasurer	Since September 4,	President of Provident Trust Company
Age: 47		2012, (elected by
the Board annually)
James R. Daley	Secretary,	Since September 4,	Compliance Officer at Provident Trust
Age: 35	Chief	2012, (elected by	Company since March 2012; compliance
	Compliance	the Board annually)	officer at M&I Investment Management Corp.
	Officer, and		(2008-2012); Assistant Trust Administrator,
	Anti-Money		Marshall & Ilsley Trust Company
	Laundering		(July 2007-2008).
Compliance
Officer

*	The address of each Director and Officer is Provident Trust Company, N16W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
**	Mr. Tuttle is an “interested person” of the Company (as defined in the 1940 Act) due to the positions that he holds with Provident Trust Company.

Tax Information (Unaudited)

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2013 which is designated as qualifying for the dividends received deduction is 100%.

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2013 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%.

Additional Information (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-739-9950 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available without charge by calling 1-855-739-9950, or on the Fund’s website at http://www.provtrust.com, or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Provident Trust Strategy Fund
Notice of Privacy Policy & Practices (Unaudited)

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “nonpublic personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Important Notice Regarding Delivery of Shareholder Documents (Unaudited)

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-855-739-9950 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

Provident Trust Strategy Fund
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

BOARD OF DIRECTORS
JOHN F. HENSLER
DOUGLAS C. MALMQUIST
ROBERT H. MANEGOLD
THOMAS N. TUTTLE, JR.

INVESTMENT ADVISER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COHEN FUND AUDIT SERVICES, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. John F. Hensler, a member of its audit committee, is an audit committee financial expert.  Mr. Hensler is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

 (a) Audit Fees

$14,000 (FY 2013) and $14,000 (FY 2012) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

$2,500 (FY 2013) and $2,500 (FY 2012) were the fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as non-audit services provided to the Registrant’s investment adviser (and any entity affiliated with the adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) 100%

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of November 4, 2013, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Provident Mutual Funds, Inc.
Registrant

By /s/ J. Scott Harkness
  J. Scott Harkness, Principal Executive Officer

Date    November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Provident Mutual Funds, Inc.
Registrant

By /s/ Michael A. Schelble
      Michael A. Schelble, Principal Financial Officer

Date    November 21, 2013